Our job is to be the best

     This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-
looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates;
current conditions in financial markets could adversely affect our ability to finance our operations;
demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, contingency reserves and income taxes; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations; and other factors, many of which are beyond our control.
Except as required by law, we expressly disclaim any obligation to publicly revise any forward-
looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

     This presentation includes non-GAAP financial measures.  The required reconciliations to
GAAP financial measures are included on our website, www.templeinland.com.

Second Quarter 2009 Consolidated Results

Special items (after-tax)

$0.43 per share income related to alternative fuel mixture credits

$0.10 per share charge related to letter of credit substitution

$0.05 per share gain related to purchase and retirement of long-term debt

$   0.07

$  0.30

$  0.24

Net income per share excluding special
items

     0.00

   (0.03)

   (0.37)

Special items

$  0.07

$  0.33

$  0.61

Net income per share

Q2

2008

Q1

2009

Q2

2009

Corrugated Packaging Segment

($ in Millions)

    $ 105

    (685)

$  790

Q1

2009

$   52

$   91

Segment operating income

   (746)

   (671)

Costs and expenses

$ 798

$ 762

Revenues

Q2

2008

Q2

2009

Record second quarter

17.3% ROI

Key drivers

Lower mill and converting costs

PBL acquisition

Input costs

20
15
10
5
0
-5
-10
-15
-20
-25
Millions of Dollars
($14)
($4)
($14)
$8
($19)
($11)
($2)
($3)
($8)
$2

Temple-Inland

Key Input Cost Changes

Q2 2009 vs. Q2 2008                  Q2 2009 vs. Q1 2009

Virgin Fiber                 OCC                      Energy                        Chemicals                   Freight

Input cost changes include the addition of the
PBL mill in third quarter 2008.

Sequential Change in Average Box Prices (per ton)
40
30
20
10
0
-10
-20
-30
-40
-50
($8)
$16
$29
($14)
($42)

Temple-Inland

Corrugated Packaging Segment

TIN Average Box Price *

   *  Average box price realization includes the impact of mix of business

2008

Q2                       Q3                     Q4                      Q1                     Q2

2009

Year Over Year % Change in Volume– Avg. Week
(2%)
(4%)
(3%)
(3%)
(7%)
(10%)
(4%)
(10%)
0%
(8%)

Temple-Inland

Corrugated Packaging Segment

Temple-Inland                        Industry *

Box Shipments

  * Source: Fibre Box Association

Quarterly

Q2                  Q3                   Q4                  Q1                   Q2

2008

2009

Matching Production to our Demand

Q2 2009 downtime

73,000 tons maintenance-related, primarily at
Rome

Inventories

Lowest levels since 2002

Below practical minimum

Q3 2009 maintenance downtime

8,000 tons maintenance-related at New
Johnsonville and Newport

Building Products Segment

($ in Millions)

    $(2)

    (153)

$  151

Q1

2009

$   1

$(3)

Segment operating income (loss)

   (192)

   (147)

Costs and expenses

$ 193

$ 144

Revenues

Q2

2008

Q2

2009

No seasonal pickup

Indefinite closure of Buna, TX sawmill

Housing Starts (000s)
$ In Millions
2,500
2,000
1,500
1,000
500
0
100
75
50
25
0
(25)
(50)
(75)
(100)
(125)
(150)
70
84
71
40
28
22
8
(5)
(9)
13
5
(1)
10
8
541
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q

Temple-Inland

Building Products EBITDA Trends

Housing Starts

TIN EBITDA

2006

2007

2008

2,127

2009

1,017

Sequential Change in Average Price (mbf)
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
($30)
($40)
($50)
($60)
$46
$9
($46)
($29)
$0

Lumber Volume (mbf)
260
250
240
230
220
210
200
190
180
170
160
150
140
204
189
176
188
184

Temple-Inland

Building Products Segment

Lumber

Price

2008

2009

              Q2               Q3             Q4        Q1          Q2

Volume

2008

2009

              Q2           Q3        Q4          Q1         Q2

Sequential Change in Average Price (msf)
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
($30)
($40)
($50)
($60)
$2
$9
$7
($3)
($8)

Gypsum Volume (mmsf)
380
360
340
320
300
280
260
240
220
200
180
278
255
248
283
259

Temple-Inland

Building Products Segment

Gypsum

Volume

2008

2009

              Q2               Q3             Q4           Q1           Q2

Price

              Q2               Q3             Q4             Q1              Q2

2008

2009

$25
$20
$15
$10
$5
$0
($5)
($10)
($15)
($20)
($25)
Sequential Change in Average Price (msf)
$8
$18
($7)
($18)
($13)

180
170
160
150
140
130
120
110
100
90
80
70
60
Particleboard Volume (mmsf)
135
117
100
107
99

Temple-Inland

Price

Particleboard

Volume

Building Products Segment

2008

2009

     Q2          Q34        Q4         Q1          Q2

              Q2               Q3             Q4              Q1             Q2

2008

2009

Second Quarter, 2009 Financial Highlights

Cash Flow

Cash provided by operations $172 million

Balance Sheet

Long term debt $1,027 million at 2Q-end, down $116 million
vs. 1Q-end and $165 million year-to-date

Net debt $996 million at 2Q-end

Liquidity

Unused borrowing capacity of $689 million at 2Q-end

400
300
200
100
0
19
2
265
5
130
243
9
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Temple-Inland

Term Debt Maturity Profile as of Second
Quarter-End, 2009

Term debt

1

($ In Millions)

Total Term Debt = $674MM

Second Quarter-End, 2009
Committed Credit Facilities

($ In Millions)

Accounts

Receivable

Committed

Securitization

Credit

Facility

Agreements

Total

Committed

$ 250

$ 825

$1,075

Less:

Borrowings

(234

)

(119

)

(353

)

Letters of credit

-

(33

)

(33

)

Unused borrowing capacity

$  16

$ 673

$

689

Covenants (as specifically defined):

2Q-End, 2009

Debt/total capital

53.7

%

70

% Max

Interest coverage *

6.6

x

3.0

x  Min

* Best 4 out of 5 trailing quarters.

Second Quarter, 2009 Financial Highlights

Expense related items

General & administrative expenses $18 million, down 14% vs.

          year ago

Share-based compensation $17 million, up due to 119%
increase in stock price from 1Q-end

Effective tax rate for the year lowered from 46% to 39%

Second Quarter, 2009
Alternative Fuel Mixture Credit Update

Income from alternative fuel mixture tax credits $77 million for the period March 20, 2009 through 2Q-end.

We are filing weekly for credits and received $66 million during 2Q,
2009.

Our position is that these credits are not taxable income but may be subject to alternative minimum tax at a cash tax rate of 15%.

We are required under generally accepted accounting principles to record these credits on an after-tax basis.

Our job is to be the best